SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2002

CardioGenesis Corporation

(Exact Name of Registrant as Specified in Charter)

California	000-28288	77-0223740

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26632 Towne Centre Drive, Suite 320, Foothill Ranch, California	92610

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 649-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Information, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 99.1

Item 5. Other Events

     1. On January 17, 2002, CardioGenesis Corporation, the Registrant, filed a press release announcing that its preliminary financial results for the fourth quarter ended December 31, 2001 did not meet internal expectations. The Registrant further announced it would be implementing various steps to reduce costs and streamline its organizational structure including realigning and reducing its domestic sales force and corporate staff amounting to a total company-wide staff reduction of 28 percent. Additionally, the Registrant announced that Darrell F. Eckstein, the Registrant’s Vice President of Operations, would be assuming the duties of interim Chief Financial Officer, Secretary and Treasurer, effective immediately, in place of J. Stephen Wilkins, who has left the Registrant in January 2002 to pursue other interests. Also, the Registrant has promoted Michael A. Tuckerman to Vice President, U.S. Sales, replacing Thomas L. Kinder, former Vice President of Worldwide Sales, who left the Registrant in January 2002 to pursue other interests. William Von Brendel who was hired in August 2001 as Vice President and General Manager of the International Business Unit resigned in January 2002. For more information, please see the press release, dated January 17, 2002, which is attached as Exhibit 99.1 and incorporated by reference herein.

     2. Pursuant to the Share Purchase Agreement, dated December 21, 2001, between the Registrant and the State of Wisconsin Investment Board (the “Agreement”), the Registrant issued and sold 2,222,225 shares of its common stock to the State of Wisconsin Investment Board in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended. In connection with the closing of the transaction contemplated by the Agreement, and pursuant to Section 7.7 thereof, the Board of Directors of the Registrant on January 16, 2002 approved and amended the Rights Agreement, dated as of August 17, 2001 between the Registrant and EquiServe Trust Company, N.A., as Rights Agent (the “Rights Agreement”), to insert the following provision at the end of the definition of “Acquiring Person” in the Rights Agreement:

“The foregoing shall only apply in its entirety to the State of Wisconsin Investment Board (“SWIB”) as to when SWIB Beneficially Owns 21% or more of the Voting Shares of the Company then outstanding.”

For additional information regarding the amendment to our Rights Agreement, please see our First Amendment to Rights Agreement, dated January 17, 2002, attached hereto as Exhibit 4.1 and our Agreement, attached hereto as Exhibit 4.2, each incorporated herein by reference.

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Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description

4.1	First Amendment to Rights Agreement, dated as of January 17, 2002, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent.

4.2	Share Purchase Agreement, dated as of December 21, 2001, by and between CardioGenesis Corporation and the State of Wisconsin Investment Board.

99.1	CardioGenesis Corporation’s January 17, 2002 press release announcing the preliminary fourth quarter results and cost reduction measures.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION

Date: January 18, 2002	By:	/s/ DARRELL F. ECKSTEIN

Darrell F. Eckstein Vice President and Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

4.1	First Amendment to Rights Agreement, dated as of January 17, 2002, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent.

4.2	Share Purchase Agreement, dated as of December 21, 2001, by and between CardioGenesis Corporation and the State of Wisconsin Investment Board.

99.1	CardioGenesis Corporation’s January 17, 2002 press release announcing the preliminary fourth quarter results and cost reduction measures.

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